Exhibit 1.3

[—] Units

FIRST CAPITAL BANCORP, INC.

Common Stock and

Warrants to Purchase Common Stock

Underwriting Agreement

Richmond, Virginia

[—], 2012

Davenport & Company LLC

One James Center

901 East Cary Street

Richmond, Virginia 23219

Ladies and Gentlemen:

First Capital Bancorp, Inc., a Virginia corporation (the “Company”), proposes, subject to the terms and conditions stated herein, to employ Davenport & Company LLC (the “Underwriter”), as agent of the Company, to assist in the sale on a best efforts basis of up to [—] units, each unit (the “Unit”) consisting of one share of common stock, par value $4.00 per share (the “Common Stock”) and a transferable warrant to purchase one-half (1/2) of a share of Common Stock (the “Warrant”) in a public offering (the “Public Offering”). The Units to be issued in the Public Offering are referred to herein as the “Securities.”

The Company previously has received subscriptions for [—] Units in a rights offering to existing shareholders (the “Rights Offering”) and [—] Units to Kenneth R. Lehman (the “Standby Purchaser”) pursuant to a Standby Purchase Agreement, dated January 19, 2012, between the Company and the Standby Purchaser (the “Standby Purchase”). In connection with the Rights Offering, the Underwriter served as financial advisor to the Company pursuant to the terms of a letter agreement, dated December 27, 2011, between the Company and the Underwriter (the “Engagement Letter”). This Underwriting Agreement (the “Agreement”) supplements, but does not amend or supersede, the rights and obligations of the Company and the Underwriter pursuant to the Engagement Letter.

1. Representations and Warranties.

The Company represents and warrants to, and agrees with, the Underwriter as of the date hereof and as of each “Delivery Date” (as defined below in Section 4) that:

(a) The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) in accordance with the provisions of the Securities Act of 1933, as amended (the “Securities Act”), a registration statement on Form S-1 (Registration No. 333-179095) relating to the Securities to be sold in the Public Offering, which has become effective. The registration statement (including the exhibits thereto and schedules thereto, if any) as amended at the time it became effective, or, if a post-effective amendment has been filed with respect thereto, as amended by such post-effective amendment at the time of its effectiveness (including in each case the information (if any) deemed to be part of such registration at the time of effectiveness pursuant to Rule 430A under the Securities Act, is hereinafter referred to as the “Registration Statement.” The term “Effective Date” shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective. The “Rights Offering Prospectus” means the prospectus first filed with the Commission pursuant to Rule 424(b) under the Securities Act. The “Public Offering Prospectus” means the final prospectus or prospectus supplement, including any base prospectus, filed with the Commission pursuant to Rule 424(b) under the Securities Act. The “Disclosure Package” means the Rights Offering Prospectus, the Public Offering Prospectus and free writing prospectus, if any, identified in Schedule I hereto. The term “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act. If the Company has filed an abbreviated registration statement to register additional shares of Common Stock pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement.

As used herein, the terms “Registration Statement,” “Rights Offering Prospectus” and “Public Offering Prospectus” shall include the documents, if any, incorporated by reference therein. The terms “supplement,” “amendment” and “amend” as used herein with respect to the Rights Offering Prospectus, Public Offering Prospectus or any free writing prospectus shall include all documents subsequently filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that are incorporated by reference therein.

(b) No order preventing or suspending the use of the Rights Offering Prospectus or Public Offering Prospectus has been issued by the Commission. The Registration Statement conformed, and any amendment to the Registration Statement filed after the date hereof will conform, in all material respects to the requirements of the Securities Act and the rules and regulations of the Commission thereunder. The Rights Offering Prospectus conformed, and the Public Offering Prospectus will conform, in all material respects to the requirements of the Securities Act and the rules and regulations of the Commission thereunder. The Disclosure Package does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Underwriter through you expressly for use therein.

(c) The Company is not an “ineligible issuer” in connection with the offering pursuant to Rules 164, 405 and 433 under the Securities Act. Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or behalf of or used or referred to by the Company complies or will comply in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Except for the free writing prospectuses, if any, identified in Schedule I hereto, the Company has not prepared, used or referred to, and will not, without the prior consent of the Underwriter, prepare, use or refer to, any free writing prospectus.

Each free writing prospectus, when considered together with the Disclosure Package, did not contain any untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading and, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or Disclosure Package, including any document incorporated by reference therein and any preliminary or other prospectus deemed to be a part thereof that, in each case, has not been superseded or modified.

(d) All offers and sales in connection with the Rights Offering and Standby Purchase comply with applicable federal and state securities laws and are conducted in the manner described in the Rights Offering Prospectus.

(e) The documents which are incorporated or deemed to be incorporated by reference in the Registration Statement, Rights Offering Prospectus or Public Offering Prospectus or from which information is so incorporated by reference (the “Exchange Act Reports”), when they became effective or were filed with the Commission, as the case may be (or, if an amendment with respect to any such documents was filed or became effective, when such amendment was filed or became effective), complied in all material respects to the requirements of the Exchange Act, and the rules and regulations of the Commission thereunder, and, when read together with the other information in the Rights Offering Prospectus or Public Offering Prospectus, at the time the Registration Statement became effective, at the time the Rights Offering Prospectus and Public Offering Prospectus were issued, on the date hereof and at the Delivery Date (as defined below) did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading.

(f) The Company and its wholly-owned subsidiary, First Capital Bank, a Virginia state chartered bank (the “Bank”), have not sustained since the date of the latest audited financial statements included in the Disclosure Package, any material loss or interference with their respective businesses from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or expressly contemplated in the Disclosure Package.

(g) Since the respective dates as of which information is given in the Registration Statement and the Disclosure Package, and except as otherwise set forth or expressly contemplated therein, (i) there has not been any change in the capital stock or long-term debt of the Company or the Bank, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the management, condition (financial or otherwise), business, properties, stockholders’ equity or results of operations of the Company or the Bank taken as a whole; (ii) there have been no transactions entered into by the Company or the Bank, other than transactions entered into in the ordinary course of business, that are material with respect to the Company and the Bank taken as a whole; and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company or the Bank on any class of their respective capital stock.

(h) The Company and the Bank have good and marketable title to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Disclosure Package or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and the Bank; and any real property and buildings held under lease by the Company and the Bank are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and the Bank.

(i) The Company and the Bank have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, with power and authority (corporate and other) to own or lease their respective properties and conduct their respective businesses as described in the Disclosure Package; and each has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, except where the failure to so qualify would not result in a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and the Bank taken as a whole (“Material Adverse Effect”); and each of the Company and the Bank holds all material licenses, certificates, authorizations and permits from governmental authorities necessary for the conduct of its business as described in the Disclosure Package.

(j) The Company has an authorized capitalization as set forth in the Disclosure Package. All of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and nonassessable and conform to the description of the capital stock of the Company contained in the Disclosure Package. There are no preemptive or other rights to subscribe for or to purchase any securities of the Company under the Articles of

Incorporation of the Company or under Virginia law, except as described in the Disclosure Package. Other than in connection with the sale of Securities or as described in the Disclosure Package, there are no warrants, options or other rights to purchase any securities of the Company which have been granted by the Company, and neither the filing of the Registration Statement nor the offering or sale of the Securities as contemplated by this Agreement gives rise to any rights for or relating to the registration of any securities of the Company.

(k) All outstanding shares of capital stock of the Bank are owned by the Company free and clear of any perfected security interest and any other security interests, claims, liens or encumbrances and, except as set forth in the Disclosure Package, the Company does not own or control, directly or indirectly, any corporation, company, partnership association or other entity.

(l) The Securities have been duly authorized and, when issued and delivered against payment therefor as provided herein, will be validly issued and fully paid and nonassessable and will conform to the description of the Securities contained in the Disclosure Package.

(m) The issuance and sale of the Securities being issued at the Delivery Date (as hereinafter defined) by the Company and the performance of this Agreement and the consummation by the Company of the Rights Offering, Standby Purchase, and the other transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Bank pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or the Bank is a party or by which the Company or the Bank is bound or to which any of the property or assets of the Company or the Bank is subject, nor will such action result in any violation of the provisions of the articles of incorporation or bylaws of the Company or the Bank or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or the Bank or any of their respective properties. No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issuance and sale of the Securities or the consummation by the Company of the Rights Offering, Standby Purchase, and the transactions contemplated by this Agreement, except such consents, approvals, authorizations, orders, registrations or qualifications as may be required under the Securities Act, under state securities or Blue Sky laws, and under the rules of the Financial Industry Regulatory Authority (the “FINRA”) in connection with the offering of the Securities by the Underwriter.

(n) There are no legal or governmental proceedings pending to which the Company or the Bank is a party or of which any of their respective properties or assets is subject, which, if determined adversely to the Company or the Bank, would individually or in the aggregate, have a Material Adverse Effect and, to the best of the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or by others.

(o) Cherry, Bekaert & Holland, LLP, which has certified certain financial statements of the Company and its subsidiary, are independent public accountants within the meaning of the Securities Act and the rules and regulations of the Commission thereunder, and such accountants are not in violation of the auditor independence requirements of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the rules and regulations of the Commission.

(p) Except as disclosed in the Registration Statement and the Disclosure Package, the Company is not aware of (i) any material weakness in its internal control over financial reporting or (ii) change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(q) All employee benefit plans established, maintained or contributed to by the Company or the Bank comply in all material respects with all applicable requirements of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and no such plan has incurred or assumed an “accumulated funding deficiency” within the meaning of Section 302 of ERISA or has incurred or assumed any material liability to the Pension Benefit Guaranty Corporation.

(r) The consolidated financial statements of the Company, together with related notes, as set forth in the Registration Statement and the Disclosure Package, present fairly the consolidated financial position and the results of operations of the Company at the indicated dates and for the indicated periods, all in accordance with generally accepted accounting principles, consistently applied throughout the periods presented except as noted in such financial statements and the notes thereon, and all adjustments necessary for a fair presentation of results for such periods have been made; and the selected financial information included in the Disclosure Package presents fairly the information shown therein and has been compiled on a basis consistent with the financial statements presented therein.

(s) The Company is not, and after giving effect to the offering and sale of the Securities as herein contemplated and the consummation of the Rights Offering and Standby Purchase will not be, required to register as an “investment company” under the Investment Company Act of 1940, as amended.

(t) The Company and the Bank (i) are in compliance with any and all applicable federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”); (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a Material Adverse Effect.

(u) The Company and the Bank each maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(v) To the extent that the Sarbanes-Oxley Act and the rules and regulations promulgated by the Commission and the Nasdaq Stock Market, Inc. (“Nasdaq”) thereunder has been applicable to the Company, there is and has been no failure on the part of the Company to comply in all material respects with any provision of the Sarbanes-Oxley Act or such rules and regulations. The Company has taken all necessary actions to ensure that it is in compliance with all provisions of the Sarbanes-Oxley Act and such rules and regulations that are in effect and with which the Company is required to comply.

(w) There are no contracts or documents which are required to be described in the Registration Statement and the Disclosure Package or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and filed as required.

(x) The Company and its subsidiary are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; neither the Company nor its subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor its subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(y) The Company and the Bank have filed all federal, state, local and foreign income and franchise tax returns that have been required to be filed (or have received extensions with respect thereto) other than those filings being contested in good faith, and have paid, or made adequate reserves for, all taxes indicated by said returns and all assessments received by them to the extent that such taxes have become due and are not being contested in good faith.

(z) No relationship, direct or indirect, exists between or among the Company and the Bank, on the one hand, and the directors, officers, shareholders, customers or suppliers of the Company or the Bank, on the other hand, that is required by the Securities Act or by the rules and regulations thereunder to be described in the Registration Statement and Disclosure Package which is not so described.

(aa) The Company and the Bank have not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(bb) This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company in accordance with its terms.

(cc) Neither the Company nor the Bank, nor to the knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or its subsidiary has (A) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, (B) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds, (C) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, or (D) made any bribe, rebate, payoff, influence payment, kickback or other similar unlawful payment.

(dd) Other than in connection with the Standby Purchase, no person has the right to require the Company or the Bank to register any securities for sale under the 1933 Act for any reason or by reason of the filing of the Registration Statement with the Commission, the issuance and sale of the Securities to be sold by the Company hereunder or the consummation of the Rights Offering or Standby Purchase.

(ee) Neither the Company nor the Bank is a party to or subject to any order, decree, agreement, memorandum or understanding or similar agreement with, or a commitment letter, supervisory letter or similar submission to, any governmental entity charged with the supervision or regulation of depository institutions or engaged in the insurance of deposits (including the Board of Governors of the Federal Reserve (the “Federal Reserve”), the Federal Deposit Insurance Corporation (the “FDIC”) or the Bureau of Financial Institutions of Virginia State Corporation Commission (the “BFI”)) or the supervision or regulation of the Company or the Bank, other than as disclosed on Schedule II attached hereto (each, a “Regulatory Agreement”), and neither the Company nor its subsidiary has been advised by any such governmental entity that such governmental entity is contemplating issuing or requesting (or is considering the appropriateness of issuing or requesting) any such Regulatory Agreement.

(ff) The deposit accounts of the Company are insured by the FDIC to the legal maximum, and the Company has paid all premiums and assessments required by the FDIC and the regulations promulgated by the FDIC, and no proceeding for the termination or revocation of such insurance is pending or threatened. The Company has complied with all rules and regulations of the Federal Reserve, the FDIC and the BFI, except for violations that would not result in a Material Adverse Effect.

(gg) The Company has provided a true, correct and complete list of any still outstanding extension of credit in the form of a personal loan made, directly or indirectly, by the Company or the Bank to any director or executive officer of the Company or the Bank, or to any family member or affiliate of any director or executive officer of the Company or the Bank. Since [—], the Company has not, except as permitted in the Bank’s capacity as a lending institution, directly or indirectly: (A) extended credit, arranged to extend credit, or renewed any extension of credit, in the form of a personal loan, to or for any director or executive officer of the Company or the Bank, or to or for any family member or affiliate of any director or executive officer of the Company or the Bank; or (B) made any material modification, including any renewal thereof, to any term of any personal loan to any director or executive officer of the Company or the Bank, or any family member or affiliate of any director or executive officer.

(hh) The Company (A) complies with the Privacy Statements (as defined below) as applicable to any given set of personal information collected by the Company from Individuals (as defined below), (B) complies in all material respects with all applicable federal, state, local and foreign laws and regulations regarding the collection, retention, use, transfer or disclosure of personal information, and (C) takes reasonable measures to protect and maintain the confidential nature of the personal information provided to the Company by Individuals in accordance with the terms of the applicable Privacy Statements. To the Company’s knowledge, no claims or controversies have arisen regarding the Privacy Statements or the implementation thereof. As used herein, “Privacy Statements” means, collectively, any and all of the Company’s privacy statements and policies published on Company websites or products or otherwise made available by the Company regarding the collection, retention, use and distribution of the personal information of individuals, including, without limitation, from visitors or users of any Company websites or products (“Individuals”).

(ii) Neither the Company nor the Bank, nor to the Company’s knowledge, any of its affiliates or any director, officer, agent or employee of, or other person associated with or acting on behalf of, the Company, has violated the Bank Secrecy Act, as amended, the Uniting and Strengthening of America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (the “USA PATRIOT Act”) of 2001 or the rules and regulations promulgated under any such law or any successor law. The operations of the Company and the Bank and, to the Company’s knowledge, its affiliates are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the Money Laundering Control Act of 1986, as amended, any other money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”), except for any such non-compliance as would not, singly or in the aggregate, result in a Material Adverse Effect, and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or the Bank, or, to the Company’s knowledge, any of its affiliates, with respect to the Money Laundering Laws is pending or, to the Company’s knowledge, threatened.

2. Sale of the Securities.

Subject to the terms and conditions herein set forth and in reliance upon the representations and warranties contained herein, the Company agrees to issue and sell up to [—] Units through the Public Offering. All Securities to be offered and sold in the Public Offering shall be issued and sold through the Underwriter, as agent for the Company, to the public, and the Underwriter agrees to use its best efforts to sell the Securities as agent for the Company, at the price per Unit of $2.00 (the “Public Offering Price”). In consideration for the Underwriter’s efforts under this Section, the Company agrees to pay the Underwriter a commission (the “Selling Commission”) equal to six percent of the Public Offering Price of all Securities sold through the Underwriter in the Public Offering (including Securities sold through selected dealers). It shall be the Underwriter’s responsibility to compensate any selected dealers out of the commissions that it receives from the Company. The Underwriter may reject any offer to purchase the Securities made through the Underwriter or a selected dealer, in whole or in part, and any such rejection shall not be deemed a breach of the Underwriter’s agreement contained herein.

3. Sales by the Underwriter.

It is understood that the Underwriter proposes to sell the Securities to the public as agent for the Bank upon the terms and conditions set forth in the Registration Statement and Disclosure Package. The Underwriter shall comply with Rule 15c2-4 promulgated under the Exchange Act. Only broker/dealers who are either (i) members in good standing of FINRA that are registered with FINRA and maintain net capital pursuant to Rule 15c3-1 promulgated under the Exchange Act of not less than $25,000 or (ii) dealers with their principal places of business located outside the United States, its territories and its possessions and not registered as brokers or dealers under the Exchange Act, who have agreed not to make any sales within the United States, its territories or its possessions or to persons who are nationals thereof or residents therein shall be designated selected dealers by the Underwriter. The Underwriter shall require all selected dealers to comply with Rule 15c2-4.

4. Delivery and Payment.

The Underwriter shall transmit payment for the Securities sold hereunder to the Company by wire transfer promptly after receipt of funds from the purchasers of Securities hereunder. Such payment is to be made at the offices of the Underwriter, One James Center, 901 East Cary Street, Richmond, Virginia 23219, at 10:00 a.m., Richmond, Virginia time, on [•], 2012, or at such other time and date as you and the Company may agree upon in writing (the “Delivery Date”). Unless the transaction is closed book-entry through the Depository Trust Company (“DTC”) and no certificates are requested, in which case the procedures applicable thereto shall be complied with, the certificates for the Common Stock and the Warrants will be delivered in such denominations and in such registrations as the Underwriter requests in writing not later than the second (2nd) full business day prior to the Delivery Date, and will be made available for inspection by the Underwriter at least twenty-four (24) hours prior to the Delivery Date. Any such certificates will be delivered by the Company to its transfer agent, or DTC, as applicable, by 10:00 a.m. on the day prior to the Delivery Date, along with addressed labels to be used to mail the certificates to the purchasers thereof. Also on the Delivery Date, (i) the Company shall make payment of the portion of the Selling Commission due to the Underwriter by wire transfer or certified or bank cashier’s check drawn to the order of the Underwriter in next day funds, to the Underwriter on the Delivery Date, and (ii) the Underwriter shall make payment of the portion of the Selling Commission due to each selected dealer by wire transfer or certified or bank cashier’s check drawn to the order of such selected dealer in next day funds, to each selected dealer on the Delivery Date.

5. Agreements of the Company.

The Company agrees with the Underwriter:

(a) To prepare the Rights Offering Prospectus and Public Offering Prospectus in a form reasonably approved by you and to file each pursuant to Rule 424(b) under the Securities Act within the time period prescribed or, if applicable, such earlier time as may be required by Rule 430A under the Securities Act; to make no amendment or supplement to the Registration Statement, Rights Offering Prospectus or Public Offering Prospectus which shall be reasonably disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Rights Offering Prospectus or Public Offering Prospectus or any amended Rights Offering Prospectus or Public Offering Prospectus has been filed and to furnish you with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission subsequent to the date of the Public Offering Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Rights Offering Prospectus or Public Offering Prospectus, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement, the Rights Offering Prospectus or the Public Offering Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of the Rights Offering Prospectus or the Public Offering Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal.

(b) To furnish to the Underwriter a copy of each proposed free writing prospectus to be prepared by or on behalf of, used by, or referred to by the Company and not to use or refer to any proposed free writing prospectus to which the Underwriter reasonably objects.

(c) Not to take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of the Underwriter that the Underwriter otherwise would not have been required to file thereunder.

(d) If the Disclosure Package is being used to solicit offers to buy the Securities at a time when the Public Offering Prospectus is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Disclosure Package in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if any event shall occur or condition exist as a result of which the Disclosure Package conflicts with the information contained in the Registration Statement then on file, or if, in the reasonable opinion of counsel for the Underwriter, it is necessary to amend or supplement the Disclosure Package to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriter and to any dealer upon request, either amendments or supplements to the Disclosure Package so that the statements in the Disclosure Package as so amended or supplemented will not, in the light of the circumstances when delivered to a prospective purchaser, be misleading or so that the Disclosure Package, as amended or supplemented, will no longer conflict with the Registration Statement, or so that the Disclosure Package, as amended or supplemented, will comply with applicable law.

(e) If, during such period after the first date of the public offering of the Securities as in the opinion of counsel for the Underwriter the Public Offering Prospectus (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act) is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Public Offering Prospectus in order to make the statements therein, in the light of the circumstances when the Public Offering Prospectus (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act) is delivered to a purchaser, not misleading, or if, in the reasonable opinion of counsel for the Underwriter, it is necessary to amend or supplement the Public Offering Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriter and to the dealers (whose names and addresses the Underwriter will furnish to the Company) either amendments or supplements to the Public Offering Prospectus so that the statements in the Public Offering Prospectus as so amended or supplemented will not, in the light of the circumstances when the Public Offering Prospectus (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act) is delivered to a purchaser, be misleading or so that the Public Offering Prospectus, as amended or supplemented, will comply with law.

(f) Promptly from time to time to take such actions as you may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as you have requested and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction.

(g) As soon as practicable, but not later than the Availability Date (as defined below), to make generally available to its security holders and deliver to you an earnings statement of the Company covering a period of at least twelve (12) months beginning after the effective date of the Registration Statement which will satisfy the provisions of Section 11(a) of the Securities Act (for the purpose of this subsection 5(g) only, “Availability Date” means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes the effective date of the Registration Statement, except that, if such fourth fiscal quarter is the last quarter of the Company’s fiscal year, “Availability Date” means the 90th day after the end of such fourth fiscal quarter).

(h) To furnish to the holders of the Securities as soon as practicable after the end of the each fiscal year an annual report (including a balance sheet and statements of operations, changes in stockholders’ equity and cash flows of the Company and its subsidiary certified by independent public accountants) and, make available to the holders of the Securities as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), consolidated summary financial information of the Company and its subsidiary for such quarter in reasonable detail.

(i) During a period of five (5) years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to shareholders, and deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed or Nasdaq; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request, except to the extent such information is publicly available through the Commission’s website or disseminated through a national news service.

(j) For a period of 120 days from the effective date of the Registration Statement, not to offer, sell, contract to sell or otherwise dispose of any securities of the Company which are substantially similar to the Securities (other than the Securities or pursuant to (i) employee stock option or stockholder dividend reinvestment plans, or (ii) merger and acquisition transactions, (iii) currently outstanding warrants or options) without your prior written consent.

(k) To use its best efforts to list for quotation the Common Stock and the Warrants on the Nasdaq Capital Market.

(l) To apply the net proceeds from the sale of the Securities for the purposes set forth in the Disclosure Package.

6. Payment of Expenses.

The Company agrees with the Underwriter that the Company will pay or cause to be paid, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, all fees and expenses, including the fees and expenses of the Company’s accountants and counsel, incurred in connection with (i) the preparation, printing, filing, mailing and delivery of the Registration Statement, the Rights Offering Prospectus, the Public Offering Prospectus and any free writing prospectus, in their preliminary and final forms and any amendments thereto, including fees payable to the Securities and Exchange Commission and FINRA; (ii) if applicable, the listing or qualification of the Securities for trading on the Nasdaq Capital Market or other exchange or quotation system; (iii) the printing and mailing of any other related documents; (iv) the issuance, transfer and delivery of the Securities, including issue and transfer taxes, if any; (v) the qualification, registration or exemption, if required, of the Securities for offering and sale under state securities laws as provided in Section 5(f) hereof, including in connection with the Blue Sky memorandum; (vi) the filing fees incident to securing any required review by the FINRA of the terms of the sale of the Securities; (vii) any “roadshow” informational meetings and presentations for the brokerage community and institutional investors, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with the production of road show slides and graphics, travel and lodging expenses of the representatives and officers of the Company, and the cost of any aircraft chartered in connection with the road show; (viii) settlement in same day funds, if desired by the Company; (ix) registrar and transfer agent fees; and (x) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 6. In addition, and whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, the Company will pay all of the Underwriter’s reasonable out-of-pocket expenses, including, without limitation, expenses related to document and presentation materials, travel, external database and communications services, courier and delivery services, and the fees and expenses of its outside legal counsel incurred in connection with the transactions contemplated hereunder.

7. Conditions to Obligations of the Underwriter.

The obligations of the Underwriter hereunder shall be subject, in its discretion, to the condition that all representations and warranties and other statements of the Company are, at and as of the date hereof and the Delivery Date, true and correct and the condition that the Company shall have performed all of its obligations hereunder theretofor to be performed, and the following additional conditions:

(a) The Registration Statement is effective; if the filing of the Public Offering Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Public Offering Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been initiated or, to the knowledge of the Company, threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction.

(b) On the Delivery Date, Williams Mullen, A Professional Corporation, counsel for the Underwriter, shall have furnished to you an opinion, dated such date, with respect to the issuance and sale of the Securities on such Delivery Date, the Registration Statement and other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.

(c) On the Delivery Date, LeClairRyan, A Professional Corporation, counsel for the Company, shall have furnished to you their written opinion, dated such date, in form and substance satisfactory to you, to the effect that:

(i) The Company and the Bank have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, with corporate power and authority to own or lease their respective properties and conduct their respective businesses as described in the Disclosure Package; and the Company and the Bank are duly qualified to do business and are in good standing in each jurisdiction in which they own or lease property or conduct business so as to require such qualification except where the failure to so qualify would not result in a Material Adverse Effect.

(ii) The Company has an authorized capitalization as set forth under the caption “Description of Capital Stock” in the Disclosure Package, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and nonassessable and conform to the description contained in the Disclosure Package. There are no preemptive or similar rights to subscribe for or to purchase any securities of the Company under the Articles of Incorporation of the Company or under Virginia law, except as described in the Disclosure Package. Other than in connection with the sale of Securities or as described in the Disclosure Package, to such counsel’s knowledge, there are no warrants or options to purchase any securities of the Company which have been granted by the Company and, to such counsel’s knowledge, neither the filing of the Registration Statement nor the offering or sale of the Securities as contemplated by this Agreement gives rise to any rights for or relating to the registration of any securities of the Company; and the form of the certificates evidencing the Securities complies with all formal requirements of Virginia law.

(iii) The Registration Statement has been declared effective under the Securities Act; any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or threatened under the Securities Act.

(iv) The Securities have been duly authorized and, when issued and delivered against payment therefor as provided herein, will be validly issued and fully paid and nonassessable and conform to the description of the Securities contained in the Prospectus, as amended or supplemented.

(v) All outstanding shares of capital stock of the Bank are owned by the Company free and clear of any perfected security interests, claims, liens or encumbrances.

(vi) To such counsel’s knowledge, there are no legal or governmental proceedings (including any Regulatory Agreement) pending to which the Company or the Bank is a party or of which any property or assets of the Company or the Bank is subject which, if determined adversely to the Company or the Bank, would individually or in the aggregate, have a Material Adverse Effect; and, to such counsel’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

(vii) This Agreement has been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance or other similar laws affecting the rights of creditors now or hereafter in effect, and to equitable principles that may limit the right to specific enforcement of remedies, and except insofar as the enforceability of the indemnity and contribution provisions contained in this Agreement may be limited by federal and state securities laws, and further subject to 12 U.S.C. 1818 (b)(6)(D) and similar bank regulatory powers and to the application of principles of public policy).

(viii) The issue and sale of the Securities and the performance of this Agreement by the Company and the consummation of the other transactions contemplated by this Agreement will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Bank pursuant to, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or the Bank is a party or by which the Company or the Bank is bound or to which any of the property or assets of the Company or the Bank is subject, nor will such action result in any violation of the provisions of the articles of incorporation or bylaws of the Company or the Bank or of any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or the Bank or any of their respective properties.

(ix) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the issuance and sale of the Securities by the Company or the consummation by the Company of the other transactions contemplated by this Agreement, except such as have been obtained under the Securities Act, such as may be required under state securities or Blue Sky laws, and under the rules of the FINRA in connection with the offering of the Securities by the Underwriter;

(x) The Registration Statement, the Rights Offering Prospectus, the Public Offering Prospectus and any further amendments and supplements thereto made by the Company prior to the Delivery Date (other than the financial statements and related schedules and other financial and statistical information included therein and information furnished for use therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the rules and regulations thereunder; and

(xi) All offers and sales in connection with the Rights Offering and Standby Purchase comply with applicable federal and state securities laws and are conducted in the manner described in the Rights Offering Prospectus.

(xii) The Company has filed applicable listing applications and all required supporting documents with respect to the Common Stock and the Warrants with Nasdaq, and the Common Stock and Warrants have been approved for listing on the Nasdaq Capital Market.

In rendering such opinions, such counsel may rely as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and the Bank, and public officials. On the Delivery Date, LeClairRyan, A Professional Corporation shall also deliver a letter to you stating that nothing has come to their attention which leads them to believe that, as of the Effective Date and the Delivery Date, the Registration Statement, Rights Offering Prospectus or Public Offering Prospectus, or, as of its date, any further amendment or supplement thereto made by the Company prior to the Delivery Date (in each case, except for the financial statements and the related schedules and other financial and statistical information included therein, as to which such counsel need not address) contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d) On the Effective Date, the date of this Agreement and also at the Delivery Date, Cherry, Bekaert & Holland, L.L.P. shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Schedule III hereto.

(e)(i) The Company or the Bank shall not have sustained since the date of the latest audited financial statements included in the Disclosure Package, any material loss or interference with their respective businesses from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or expressly contemplated in the Disclosure Package, and (ii) since the respective dates as of which information is given in the Public Offering Prospectus there shall not have been any change in the capital stock or long-term debt of the Company or the Bank or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders’ equity or results of operation of the Company or the Bank taken as a whole otherwise than as set forth or contemplated in the Disclosure Package, the effect of which, in any such case described in clause (i) or (ii), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being issued at the Delivery Date on the terms and in the manner contemplated by the Public Offering Prospectus.

(f) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or the Nasdaq Stock Market; (ii) a general moratorium on commercial banking activities in New York or Virginia declared by federal or state authorities; (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if any such event specified in this clause (iii) would have such a materially adverse effect, in your judgment, as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the terms and in the manner contemplated in the Disclosure Package; or (iv) such a material adverse change in general economic, political, financial or international conditions affecting financial markets in the United States having a material adverse impact on trading prices of securities in general, as, in your judgment, makes it impracticable or inadvisable to proceed with the offering or delivery of the Securities on the terms and in the manner contemplated in the Disclosure Package.

(g) The Company shall have furnished or caused to be furnished to you copies of agreements between the Company and each of the executive officers and directors of the Company specified by you, in form of Exhibit A, pursuant to which such persons agree not to offer, sell, or contract to sell, or otherwise dispose of, any shares of Common Stock beneficially owned by them, including any shares of Common Stock acquired in the Rights Offering or Public Offering, or any securities convertible into, or exchangeable for, Common Stock on or before the 90th day after the date of this Agreement without your prior written consent.

(h) The Company shall have furnished or caused to be furnished to you on the date of this Agreement and on the Delivery Date certificates of officers of the Company satisfactory to you as to the accuracy of the representations and warranties of the Company herein at and as of the date hereof and the Delivery Date, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to the Delivery Date, as to the matters set forth in subsections (a) and (e) of this Section 7 and as to such other matters as you may reasonably request.

(i) The Common Stock and the Warrants shall have been duly listed for quotation on the Nasdaq Capital Market.

If any of the conditions specified in this Section 7 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Underwriter and its counsel, this Agreement and all obligations of the Underwriter hereunder may be canceled at, or at any time prior to, the Delivery Date by the Underwriter. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile (with written confirmation of receipt).

8. Indemnification and Contribution.

(a) The Company will indemnify and hold harmless the Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any breach of any representation, warranty, agreement or covenant of the Company herein contained or (ii) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Rights Offering Prospectus, the Public Offering Prospectus, or any amendment or supplement thereto, or any free writing prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Underwriter for any legal or other expenses reasonably incurred by it in connection with investigating, preparing to defend or defending, or appearing as a third party witness in connection with, any such action or claims as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the

Registration Statement, the Rights Offering Prospectus, the Public Offering Prospectus, or any amendment or supplement thereto, or any free writing prospectus, in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Underwriter through you expressly for use therein.

(b) The Underwriter severally agrees to indemnify and hold harmless the Company against any losses, claims damages or liabilities, joint or several, to which the Company may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Rights Offering Prospectus, the Public Offering Prospectus, or any amendment or supplement thereto, or any free writing prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Rights Offering Prospectus, the Public Offering Prospectus, or any amendment or supplement thereto, or any free writing prospectus, in reliance upon and in conformity with written information furnished to the Company by such Underwriter through you expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating, preparing to defend or defending, or appearing as a third party witness in connection with, any such action or claim as such expenses are incurred. The Company acknowledges that for purposes of this Section 8 the statements set forth under the heading “Underwriting” in the Public Offering Prospectus constitute the only information furnished in writing by or on behalf of the Underwriter for inclusion in the Registration Statement, the Rights Offering Prospectus, the Public Offering Prospectus, or any amendment or supplement thereto, or any free writing prospectus, and you confirm that such statements are correct.

(c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection, unless and to the extent that such indemnifying party did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by counsel that representation of such indemnified party and the indemnifying party would present such counsel with a conflict of interest under applicable standards of professional conduct due to actual or potential differing interests between them, the indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. It is understood that the indemnifying party shall, in connection with any such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm or attorneys together with appropriate local counsel at any time for all indemnified parties not having actual or potential differing interests with any indemnified party. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to appoint counsel to defend such action and approval by the indemnified party of such counsel, the indemnifying party will not be liable for any settlement entered into without its consent and will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence, (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii). Notwithstanding the immediately preceding sentence and the third preceding sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its consent if (i) such settlement is entered into more than thirty (30) days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement.

(d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriter on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriter on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriter on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts received by the Underwriter, in each case as set forth in the table on the cover page of the Public Offering Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriter on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriter agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities sold by it as agent for the Company exceeds the amount of any damages that the Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this subsection (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each officer, director, employee and agent of the Underwriter and each person, if any, who controls the Underwriter within the meaning of the Securities Act; and the obligations of the Underwriter under this Section 8 shall be in addition to any liability which the Underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Securities Act.

9. Representations and Warranties to Survive.

The respective indemnities, agreements, representations, warranties and other statements of the Company and the Underwriter, as set forth in this Agreement or made by them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation (or any statement as to the results thereof) made by or on behalf of the Underwriter or any controlling person of the Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities.

10. Termination and Payment of Expenses.

(a) This Agreement shall be subject to termination in your absolute discretion, by notice given to the Company prior to the delivery of any payment for the Securities, if prior to such time there shall have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or the Nasdaq Stock Market; (ii) a general moratorium on commercial banking activities in New York or Virginia declared by federal or state authorities; (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if any such event specified in this clause (iii) would have such a materially adverse effect, in your judgment, as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the terms and in the manner contemplated in the Disclosure Package; or (iv) such a material adverse change in general economic, political, financial or international conditions affecting financial markets in the United States having a material adverse impact on trading prices of securities in general, as, in your judgment, makes it impracticable or inadvisable to proceed with the offering or delivery of the Securities on the terms and in the manner contemplated in the Disclosure Package.

(b) If this Agreement shall be terminated pursuant to this Section 10, the Company shall not then be under any liability to the Underwriter except as provided in Section 6 and Section 8 hereof. Nothing in this Section 10 shall be deemed to relieve the Underwriter of its liability, if any, to the Company for damages occasioned by its default hereunder.

11. Notices.

In all dealings hereunder, the Underwriter shall act on behalf of the selected dealers, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any selected dealer made or given by you. All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriter shall be sufficient in all respects if delivered or sent by mail or facsimile (with written confirmation of receipt) to Davenport & Company LLC, One James Center, 901 East Cary Street, Richmond, Virginia 23219, Attention: Robert F. Mizell, Executive Vice President; and if to the Company shall be sufficient in all respects if delivered or sent by mail or facsimile (with written confirmation of receipt) to the address of the Company set forth in the Public Offering Prospectus, Attention: John M. Presley, Chief Executive Officer and Managing Director. Any such statements, requests, notices or agreements shall take effect upon receipt thereof provided, however, that any notice to the Underwriter pursuant to this Section 11 hereof shall be delivered or sent by mail or facsimile to the Underwriter, which will be supplied to the Company by you upon request.

12. Successors.

This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriter and the Company and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company, the officers and directors, employees and agents of the Underwriter and each person who controls the Company or the Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from the Underwriter shall be deemed a successor or assign by reason merely of such purchase.

13. Time of the Essence.

Time shall be of the essence in this Agreement.

14. Business Day.

As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

15. Applicable Law.

This Agreement shall be construed in accordance with the internal laws of the Commonwealth of Virginia applicable to agreements made and to be performed in such commonwealth.

16. Captions.

The captions included in this Agreement are included solely for convenience of reference and shall not be deemed to be a part of this Agreement.

17. Research Analyst Independence.

The Company acknowledges that the Underwriter’s research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such research analysts may hold views and make statements or investment recommendations and/or publish reports with respect to the Company and/or the offering that differ from the views of their respective investment banking divisions. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Underwriter with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Company by such Underwriter’s investment banking divisions. The Company acknowledges that the Underwriter is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.

18. Counterparts.

This Agreement may be executed by any one or more of the parties in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

19. Partial Unenforceability.

The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

20. Amendment.

No amendment or waiver of any provisions of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

[Signatures appear on following page]

If the foregoing is in accordance with your understanding, please sign and return to us two (2) counterparts hereof, and upon the acceptance hereof by you, this letter and such acceptance hereof shall constitute a binding agreement of the Underwriter and the Company.

Very truly yours,

FIRST CAPITAL BANCORP, INC.

By:
John M. Presley
Chief Executive Officer and Managing Director

Accepted as of the date hereof at Richmond, Virginia:

DAVENPORT & COMPANY LLC

By:
Robert F. Mizell, CFA
Executive Vice President

SCHEDULE I

Issuer-Represented Free Writing Prospectus

None.

SCHEDULE II

Regulatory Agreements

None.

SCHEDULE III

Pursuant to Section 7(d) of the Underwriting Agreement, Cherry, Bekaert & Holland, L.L.P. shall furnish letters to the Underwriter to the effect that:

1. They are independent public accountants with respect to the Company and its subsidiary within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), and the applicable published rules and regulations thereunder;

2. In their opinion, the consolidated audited financial statements audited by them and included in the Registration Statement and the Disclosure Package comply as to form in all material respects with the applicable accounting requirements of the Securities Act or the Securities Exchange Act of 1934, as amended, as applicable, and the related published rules and regulations thereunder;

3. On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the latest unaudited financial statements made available by the Company, inspection of the minute books of the Company and the Bank since the date of the latest audited financial statements included in the Registration Statement and the Disclosure Package, inquiries of officials of the Company and the Bank responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

(A) the unaudited consolidated financial statements included in the Registration Statement and the Disclosure Package do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and published rules and regulations thereunder or are not presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements included in the Registration Statement and the Disclosure Package;

(B) (i) as of a specified date not more than five (5) calendar days prior to the date of delivery of such letter, there have been any changes in the capital stock, short-term debt or long-term debt of the Company, or any decreases in consolidated total assets or stockholders’ equity as compared with amounts shown on the most recent consolidated balance sheet included in the Registration Statement and the Disclosure Package, and (ii) for the period from the date of the most recent consolidated financial statements included in the Registration Statement and the Disclosure Package to such specified date there were any decreases in consolidated net interest income or the total or per share amounts of net income as compared with the corresponding period in the preceding year, except in each case for increases or decreases which the Public Offering Prospectus discloses have occurred or may occur or which are described in such letter; and

4. In addition to the audit referenced in their report included in the Registration Statement and Disclosure Package and the limited procedures, inspection of minute books,

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inquiries and other procedures referred to above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information which are derived from the general accounting records of the Company and the Bank, which appear in the Rights Offering Prospectus, the Public Offering Prospectus, or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Underwriter, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and have found them to be in agreement.

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Exhibit A

________________, 2012

Davenport & Company LLC

One James Center, Suite 1100

901 East Cary Street

Richmond, Virginia 23219

Re: Proposed Public Offering by First Capital Bancorp, Inc.

Ladies and Gentlemen:

The undersigned understands that Davenport & Company LLC (“Davenport”), proposes to enter into an Underwriting Agreement (the “Underwriting Agreement”) with First Capital Bancorp, Inc. (the “Company”) providing for the public offering of units (the “Securities”), each unit consisting of one share of common stock, par value $4.00 per share (the “Common Stock”) and a transferable warrant to purchase one-half (1/2) of a share of Common Stock (the “Warrant”). In recognition of the benefit that such an offering will confer upon the undersigned, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with Davenport that, during a period of 90 days from the date of the Underwriting Agreement, the undersigned will not, without the prior written consent of Davenport, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of the Company’s Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing or (ii) enter into any swap, hedge or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap, hedge or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise. In the event that either (i) during the period that begins on the date that is 15 calendar days plus three (3) business days before the last day of the 90-day restricted period and ends on the last day of the 90-day restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs, or (ii) prior to the expiration of the 90-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 90-day restricted period, the restrictions set forth herein will continue to apply until the expiration of the date that is 15 calendar days plus three (3) business days after the date on which the earnings release is issued or the material news or event related to the Company occurs. The Company shall promptly notify Davenport of any earnings releases, news or events that may give rise to an extension of the initial restricted period.

Notwithstanding the foregoing, the undersigned may transfer the undersigned’s shares of Common Stock (i) as a bona fide gift or gifts, provided that the donee or donees agree to be

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bound in writing by the restrictions set forth herein, (ii) to any trust or family limited partnership or to any partnership, corporation or limited liability company controlled by the undersigned or by a member of the immediate family of the undersigned for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust or general partner of the family limited partnership or transferee, as the case may be, agrees to be bound by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, (iii) pledged in the future in a bona fide transaction, (iv) pursuant to the exercise by the undersigned of stock options that have been granted by the Company prior to, and are outstanding as of, the date of the Underwriting Agreement, where the Common Stock received upon any such exercise is held by the undersigned, individually or as fiduciary, in accordance with the terms of this Lock-Up Agreement, (v) pursuant to Rule 10b5-1(c)(1)(i)(B) plans of the undersigned in effect as of the date of the Underwriting Agreement or (vi) with the prior written consent of Davenport. For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. In addition, notwithstanding the foregoing, the undersigned may sell or make deemed sales of Common Stock to the Company pursuant to net exercises or cashless exercises of options outstanding on the date hereof to the extent that such shares of Common Stock are not subsequently sold by the Company on the open market for a period commencing on the date of the Underwriting Agreement and ending 90 days after the date of the Underwriting Agreement.

The undersigned now has and, except as contemplated by clauses (i) through (vi) above, for the duration of the Lock-Up Agreement will have good and marketable title to the undersigned’s shares of Common Stock, free and clear of all liens, encumbrances, and claims whatsoever, except with respect to any liens, encumbrances and claims that are disclosed to Davenport. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s common stock, except in compliance with this Lock-Up Agreement. In furtherance of the foregoing, the Company and its transfer agent are hereby authorized to decline to make any transfer of the undersigned’s securities if such transfer would constitute a violation or breach of this Lock-Up Agreement.

The undersigned represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. The undersigned agrees that the provisions of this Lock-Up Agreement shall be binding also upon the successors, assigns, heirs and personal representatives of the undersigned.

The undersigned understands that, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Stock to be sold thereunder, the undersigned shall be released from all obligations under this Lock-up Agreement.

This Lock-up Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia.

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Very truly yours,

Signature

Name

Address

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